UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
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FORM 8-K
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CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): May 5, 2016
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DreamWorks Animation SKG, Inc.
(Exact name of registrant as specified in its charter)
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Delaware	001-32337	68-0589190
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

1000 Flower Street, Glendale, California		91201
(Address of principal executive offices)		(Zip Code)
Registrant's telephone number, including area code: (818) 695-5000
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Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 2.02.	RESULTS OF OPERATIONS AND FINANCIAL CONDITION.

On May 5, 2016, DreamWorks Animation SKG, Inc. (the "Company") issued an earnings release announcing its results for the quarter ended March 31, 2016, which is furnished as Exhibit 99.1 hereto. In its press release, the Company makes reference to Adjusted Operating Income/Loss, Adjusted Net Income/Loss Attributable to DreamWorks Animation SKG, Inc., Adjusted Income/Loss Per Share, Adjusted General and Administrative Expense and Adjusted Operating Cash Flow, which are non-GAAP financial measures as defined in Regulation G promulgated by the Securities and Exchange Commission. A reconciliation of each of the non-GAAP measures to the nearest comparable GAAP financial measure is included in the press release.

This information shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liabilities of that section, nor shall it be deemed incorporated by reference in any filing under the Securities Act of 1933, as amended, or the Exchange Act, except as expressly set forth by specific reference to such filing.

Additional Information and Where to Find It

This communication is being made in respect of the proposed merger involving the Company and Comcast. The Company will prepare an information statement for its stockholders containing the information with respect to the merger specified in Schedule 14C promulgated under the Securities Exchange Act of 1934, as amended, and describing the proposed merger. When completed, a definitive information statement will be mailed to the Company's stockholders. Investors are urged to carefully read the information statement regarding the proposed merger and any other relevant documents in their entirety when they become available because they will contain important information about the proposed merger. You may obtain copies of all documents filed with the SEC regarding this transaction, free of charge, at the SEC’s website, http://www.sec.gov or from the Company by directing a request by mail or telephone to the Company at 1000 Flower Street, Glendale, California 91201, telephone (818) 695-5000, Attention: General Counsel.

ITEM 9.01.	FINANCIAL STATEMENTS AND EXHIBITS.

(d)	Exhibits:

Exhibit No.	Description
99.1	Earnings release issued by DreamWorks Animation SKG, Inc. on May 5, 2016.

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

DreamWorks Animation SKG, Inc.
Date: May 5, 2016	By:	/s/ Andrew Chang
Andrew Chang
General Counsel

EXHIBIT INDEX

Exhibit No.	Description
99.1	Press release issued by DreamWorks Animation SKG, Inc. on May 5, 2016.